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                                                                   Exhibit 10.20


                             DOCENT, INCORPOPATED

                             LICENSE AGREEMENT FOR
                       COMMERCIAL USE OF DOCENT SOFTWARE

This License Agreement for Commercial use of Docent Software ("Agreement") is made and entered into effective as of the 30th day of December, 1998 ("Effective Date"), by and between Docent, Incorporated, a Delaware corporation having a place of business at 2444 Charleston Road, Mountain View, CA 94043-1622 ("DI") and VERITAS Software, Inc., a Delaware corporation having a place of business at 1600 Plymouth Street, Mountain View, CA 94043 ("Veritas").

                                   RECITALS

     Whereas:

  A. DI has created and manufactured the Docent 2.0 Authoring Client (which includes Docent Outliner and Docent Publisher), the Docent 2.0 Deployment Module (which includes Docent Server and Docent Reporter) and the Docent 2.0 Registration Module (collectively, the "Software") and the associated end user documentation for such programs (the "Documentation");

  B. Veritas desires to license the Software or the components thereof to provide fee-per-course-per-student courses to Veritas customers through the Veritas Customer Education and Training organization (the "Commercial Purposes"); and

  C. DI desires to license to Veritas the Software or the components thereof according to the terms and conditions set forth herein.

     Now, Therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                          TERMS AND CONDITIONS OF USE

1.   License.

     (a) Authoring Client License. Subject to the restrictions herein, DI grants to Veritas a ##### license to use the Docent 2.0 Authoring Client programs and all updates received from DI (the "Client Software") to create content and to publish such content for the Commercial Purposes. This license includes the right to: (i) ##### (ii) make one copy of such Client Software for archival or backup purposes.

     (b) Deployment Module License. Subject to the restrictions herein, DI hereby grants to Veritas a #####license to use the Docent 2.0 Deployment Module programs and all updates received from DI (the "Server Software") in order to make

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course content created using the Client Software available for the Commercial
Purposes. This license includes the right to make one copy of the Server Software for archival or backup purposes. Veritas will not be able to use the Docent Server program until Veritas has received a registration number from DI.

     (c) Registration Module License. Subject to the restrictions herein, DI hereby grants to Veritas a ##### license to use the Docent 2.0 Registration Module programs and all updates received from DI (the "Registration Software") in order to make course content created using the Client Software available for the Commercial Purposes. This license includes the right to make one copy of the Registration Software for archival or backup purposes.

     (d) Acceptance. Veritas acknowledges and agrees that such Software will be deemed accepted at such time as Veritas orders a license for such program pursuant to Section 1(a), 1(b) or 1(c) above.

1. License Restrictions. Veritas agrees not to do any of the following: (a) copy the Software, except as specifically described in this Agreement; (b) translate the Software; (c) merge the Software with another program or modify the Software, except as may be specifically described in the Documentation; (d) reverse-engineer, disassemble, decompile, or make any attempt to discover the source code of the Software except as otherwise specifically permitted under applicable law; (e) sublicense, rent, or lease any portion of the Software; or
(f) use the Software for any purposes other than those set forth in Section 1 above.

2. Reserved Rights. DI reserves the right to include, without further notice, means within the Software to limit Veritas's use of the Software to the Software's designated uses. In addition, DI reserves the right to audit Veritas's deployment and use of the Software for compliance with the terms of this license at any time during Veritas's normal business hours upon reasonable notice.

3. Commercial License Fees. Veritas will pay license fees to DI as shown in Appendix A ("Commercial License Fees"). Such payment shall be due thirty (30) days after Veritas receives an invoice from DI for ##### fees and thirty (30) days after the end of each calendar quarter for ##### fees. The Commercial License Fees exclude all applicable sales, use and other taxes and all applicable export or import fees, customs duties, and similar charges ("Taxes"), and Veritas will be responsible for payment of all such Taxes. Veritas will make all payments of the Commercial License Fees to DI free and clear of, and without reduction for, any withholding taxes; any such taxes will be Veritas's sole responsibility. If DI offers a platform transfer option for the licensed Software and Veritas chooses to transfer to such platform, ##### shall be due for a previously purchased license provided that Veritas ceases all use of the Software on the predecessor platform.

4. Ownership. DI retains all right, title and interest in the Software, which is protected by United States and international copyright laws and international treaty provisions. DI reserves all rights not expressly granted to Veritas in this Agreement, and the license granted to Veritas

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herein shall in no event be construed as conferring a license to, or rights in, any DI trademark or patent.

5. Support. Software support is sold separately as "Annual Maintenance" or as otherwise specified in Appendix A.

6.   Term and Termination.

     (a) Term. The term of each license granted pursuant to Section 1(a), 1(b) or 1(c) shall commence upon Veritas's receipt of the Client, Server and/or Registration Software from DI and shall continue unless terminated as set forth in Section 7(b).

     (b) Termination. Veritas may terminate this Agreement at any time, with or without cause, upon written notice to DI. DI may terminate this Agreement, and the licenses granted hereunder, effective immediately upon written notice to Veritas, if Veritas breaches any provision of this license and does not cure such breach within fifteen (15) days after receiving written notice thereof from DI.

     (c) Effect of Termination. Upon termination of this Agreement for any reason, any amounts owed to DI under this Agreement before such termination will be immediately due and payable and all licenses granted hereunder will immediately cease, and Veritas must promptly discontinue all use of the Software, destroy all copies of the Software in its possession, and certify in writing to DI that it has complied with the foregoing.

7. Limited Warranty. DI represents and warrants to Veritas that for a period of ninety (90) days from Veritas's first purchase of a license to each Software program pursuant to Section 1(a), 1(b) or 1(c) above (the "Warranty Period"), the Software will perform substantially in accordance with its associated Documentation. Any written or oral information or advice given by DI dealers, distributors, agents, or employees will in no way increase the scope of this warranty, and the warranty is void if failure of the Software is due to modification, abuse, misapplication or accident. If Veritas reports a material reproducible failure of the Software to conform to the Documentation during the Warranty Period, Veritas's sole and exclusive remedy shall be the reasonable efforts of DI to make the Software conform to the documentation. If DI is unable to make the Software conform to the above warranty, DI will refund the ##### which Veritas paid for the non-conforming Software upon Veritas's certification that it has destroyed all copies, and ceased all use, of the non-conforming Software. Any replacement Software will be warranted for the remainder of the original 90-day warranty period or for 30 days from the date Veritas received the replacement, whichever is longer.

8. Disclaimer of Warranty. DI DISCLAIMS, ON BEHALF OF ITSELF AND ITS SUPPLIERS, ALL EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS RELATED TO ANY EVALUATION LICENSE AND, EXCEPT AS SET FORTH IN SECTION 8, DI DISCLAIMS, ON BEHALF OF ITSELF AND ITS SUPPLIERS, ALL OTHER WARRANTIES AND CONDITIONS, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND/OR NONINFRINGEMENT. DI DOES

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NOT WARRANT THAT THE SOFTWARE WILL MEET VERITAS'S NEEDS OR THAT IT WILL OPERATE
IN COMBINATION WITH SOFTWARE OWNED BY VERITAS (OTHER THAN THE PLATFORM/DATABASE SPECIFIED IN THE DOCUMENTATION).

9. Limited Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EITHER PARTY'S AGGREGATE CUMULATIVE LIABILITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED AN AMOUNT EQUAL TO THE TOTAL OF THE ##### FEES PAID TO ##### HEREUNDER, PROVIDED THAT THIS LIMITATION DOES NOT APPLY TO ANY ##### FEES PAYABLE BY ##### UNDER THIS AGREEMENT.

10. Export. Veritas may not download or otherwise export or re-export the Software except in full compliance with all applicable laws and regulations.

11. U.S. Government End Users. The Software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (OCT 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and is provided to the U.S. Government only as a commercial end item. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), all U.S. Government End
Users acquire the Software with only those rights set forth herein.

12. Benchmark Tests. Veritas will not publish any performance or benchmark data related to the Software without DI's prior written consent.

13. Notices. All notices permitted or required under this Agreement shall be in writing and shall be by personal delivery, telegram, telex, telecopier, facsimile transmission, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgement of receipt of electronic transmission. Notices to DI shall be sent to the address set forth at the end of this Agreement or such other address as DI may specify in writing. Notices to Veritas shall be sent to the last address of Veritas in DI's possession, or such other address as Veritas may specify in writing.

14. General. Nothing herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties. This Agreement is governed and interpreted in accordance with the laws of the State of California, excluding its conflict of law rules. The United Nations Convention on Contracts for the International Sale of Goods is expressly disclaimed. If any provision of this Agreement shall be deemed invalid by a court of competent jurisdiction, then such provision shall be deemed modified to the minimum extent necessary to make it enforceable, and the validity of the remaining provisions of this Agreement shall not be affected. This Agreement is the entire and exclusive agreement between DI and Veritas with respect to the Software and supersedes all prior agreements (whether written or oral) and other communications

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between DI and Veritas with respect to the Software.  This Agreement shall not be modified except by a subsequently dated written amendment signed on behalf of Veritas and DI by their duly authorized representatives, and any purchase order or other document purporting to supplement the provisions of this Agreement shall be void.

In Witness Whereof, the undersigned have caused this Agreement to be executed by their respective authorized representatives.



Docent, Incorporated:                     Veritas Software, Inc.:


/s/  Julia A. O'Connor                    /s/  #####
------------------------------            ---------------------------------
Authorized Signature                      Authorized Signature

Julia A. O'Connor                         #####
------------------------------            ---------------------------------
Printed Name                              Printed Name

Vice President & CFO                      #####
------------------------------            ---------------------------------
Title                                     Title

Dec. 30, 1998                             Dec. 30, 1998
------------------------------            ---------------------------------
Date                                      Date


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                                  Appendix A
                            Commercial License Fees

License Fee for Docent 2.0 Authoring
Client, Docent 2.0 Deployment Module and
Docent 2.0 Registration Module:                    $#####

Annual Maintenance Fee for Docent 2.0
Authoring Client and Docent 2.0
Deploying Module:                                  $#####

Annual Maintenance Fee for Docent 2.0              Modifications to or support of the Docent
Registration Module:                               2.0 Registration Module will be provided by
                                                   Docent at #####

Per-course-per-user Royalty:                       #####


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